UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PROCYON CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

AMENDMENT NO. 1 TO PROXY STATEMENT EXPLANATORY NOTE

This Amendment No. 1 (this "Amendment No. 1") to the definitive proxy statement on Schedule 14A (the "Proxy Statement") filed by Procyon Corporation (the "Company") with the U.S. Securities and Exchange Commission on October 13, 2021 for use at the Company's annual meeting of stockholders, which will take place on November 9, 2021, is being made available to stockholders on October 14, 2021. Except as described in this Amendment No. 1, the information provided in the Proxy Statement continues to apply. This Amendment No. 1 should be read in conjunction with the Proxy Statement. Defined terms used but not defined in this Amendment No. 1 have the meanings set forth in the Proxy Statement.

CHANGES TO PROXY STATEMENT

This Amendment No. 1 makes no changes to the text of the originally filed Proxy Statement, but attaches the form of proxy card to be used by shareholders at the annual meeting.

PROCYON CORPORATION

Annual Meeting of Shareholders to be held on November 9, 2021

This proxy is solicited by the Board of Directors of Procyon Corporation.

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Procyon Corporation (the “Company”) hereby constitutes and appoints Regina W. Anderson, as attorney and proxy, with the power to appoint her substitute, and hereby authorizes her to represent and vote, as designated below, all of the shares of Common Stock or Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held November 9, 2021, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 12, 2021, receipt of which is acknowledged.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL NOMINEES LISTED, AND FOR PROPOSAL 2 AND 3.

1.

To consider and act upon a proposal to elect James B. Anderson, Justice W. Anderson, Regina W. Anderson, Steven McComas, Monica L. McCullough, Joseph R. Treshler and Fred W. Suggs, Jr. as directors to hold office for one-year terms or until their successors are elected and qualified.

G	FOR ELECTION OF ALL NOMINEES (except as shown below)
G	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below.

James B. Anderson	Justice W. Anderson	Regina W. Anderson	Steven McComas
Monica L. McCullough	Fred W. Suggs, Jr.	Joseph R. Treshler

2.	To ratify the appointment of Ferlita, Walsh, Gonzalez, & Rodriguez, P.A. as independent registered public accountants of the Company for the 2022 fiscal year.

G	FOR RATIFICATION G AGAINST RATIFICATION G ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

G	AUTHORIZED TO VOTE G ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND THE PROXY HOLDER WILL VOTE ON ANY PROPOSAL UNDER ITEM 3 IN THEIR DISCRETION AND IN HER BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
Signature

[Mailing Label]	Dated:
Signature if held jointly